                                                                    EXHIBIT 99.4

            CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Jay W. Hobson, Vice President, Finance and, Chief Financial Officer of Oretech, Inc. ("Company"), do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         o the Annual report on Form 10-KSB of the Company for the fiscal year ended June 30, 2003, as filed with the Securities and Exchange Commission ("Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  October 13, 2003

 /s/ Jay W. Hobson
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     Jay W. Hobson
     Vice President, Finance and
     Chief Financial Officer
     (Principal Financial Officer)